UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 28, 2004
                Date of Report (date of earliest event reported)

                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

    DELAWARE                       000-28687                      94-3244366
-------------------- ------------------------------------ ----------------------
(State or other            (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                                Identification
  incorporation)                                                   Number)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

          c) Exhibits

          99.1 Press release dated January 28, 2004, DigitalThink, Inc. Announces Financial Results for Third Quarter of Fiscal 2004

Item 12.  Results of Operations and Financial Condition

On January 28, 2004, DigitalThink, Inc. issued a press release announcing financial results for the quarter ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In our press release and associated earnings conference call to be held on January 28, 2004 at 1:30 p.m. PST, we disclose certain financial measures, such as Pro Forma Net Loss Per Share, that may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. These measures should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures discussed in our press release and conference call have been reconciled to the nearest GAAP measure in compliance with SEC rules regarding the use of non-GAAP financial measures. A quantitative reconciliation of non-GAAP financial measures to be discussed in our press release and conference call can be found at www.digitalthink.com/dtfs/company/investor.html. As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

The information furnished in this Item 7 or Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 28, 2004               DIGITALTHINK, INC.


                                        /s/  MICHAEL W. POPE
                                        -----------------------------------
                                        Michael W. Pope
                                        President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                             Dated January 28, 2004

Exhibits

99.1 Press  release  dated  January  28,  2004,  DigitalThink,   Inc.  Announces
     Financial Results for Third Quarter of Fiscal 2004